Exhibit 99.1

Red Hat Reports Second Quarter Results

  Revenue of $184 million, up 12% year-over-year
  Deferred Revenue of $581 million, up 17% year-over-year
  Repurchased $47 million, or 2.3 million shares, of common stock

RALEIGH, N.C.--(BUSINESS WIRE)--September 23, 2009--Red Hat (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2010 second quarter ended August 31, 2009.

Total revenue for the quarter was $183.6 million, an increase of 12% from the year ago quarter. Subscription revenue for the quarter was $156.3 million, up 15% year-over-year.

“IT organizations continue to move ahead with purchases of high value solutions, and Red Hat is capitalizing on this demand as a result of our strong customer relationships and proven value proposition. These factors contributed to our better than expected total revenue in the second quarter, and drove annual subscription revenue growth of 15% for both the quarter and first half of fiscal year 2010. We continue to be optimistic about Red Hat’s future and believe the company is well positioned when the economic and IT spending environment improves,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “In addition to solid second quarter results, we also marked a new milestone in Red Hat’s ten year history as a public company by our inclusion in July as a component of the S&P 500.”

GAAP operating income for the quarter was $27.5 million, up 29% from $21.4 million in the year ago quarter. After adjusting for stock compensation and amortization expenses as detailed in the tables below, non-GAAP operating income for the quarter was $43.6 million, up 21% year-over-year. GAAP operating margin was 15.0%. Non-GAAP operating margin was 23.7%, up 170 basis points from the year ago quarter.

GAAP net income for the quarter was $28.9 million, or $0.15 per diluted share, compared with $21.1 million, or $0.10 per diluted share, in the year ago quarter. Non-GAAP adjusted net income for the quarter was $39.4 million, or $0.20 per diluted share, after adjusting for stock compensation and amortization expenses as detailed in the tables below, as compared to $30.1 million, or $0.14 per diluted share, in the year ago quarter. Both GAAP and non-GAAP net income for the quarter include a discrete tax benefit of $7.3 million, adding approximately $0.04 per diluted share. Excluding this tax benefit, GAAP earnings per share would have been $0.11 and non-GAAP earnings per share would have been $0.16.

Operating cash flow totaled $62.0 million compared to $54.3 million from the year ago quarter, up 14% year-over-year. At quarter end, the company’s total deferred revenue balance was $580.9 million, an increase of 17% on a year-over-year basis. Total cash, cash equivalents and investments as of August 31, 2009 were $911.8 million.

“During the second quarter, Red Hat’s financial performance was strong across all of our key metrics. We delivered double digit growth in revenue and deferred revenue, expanded our non-GAAP operating margins and generated strong cash flow from operations,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “We are particularly pleased with the growth of the current portion of deferred revenue combined with the lengthening of our average subscription duration.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat, the world's leading open source solutions provider, is headquartered in Raleigh, NC with over 65 offices spanning the globe. CIOs ranked Red Hat as one of the top vendors delivering value in Enterprise Software for five consecutive years in the CIO Insight Magazine Vendor Value survey. Red Hat provides high-quality, affordable technology with its operating system platform, Red Hat Enterprise Linux, together with applications, management and Services Oriented Architecture (SOA) solutions, including JBoss Enterprise Middleware. Red Hat also offers support, training and consulting services to its customers worldwide. Learn more: http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending, the integration of acquisitions and the ability to market successfully acquired technologies and products; the ability of the Company to effectively compete; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; adverse results in litigation; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

© 2009 Red Hat, Inc. Red Hat, the Shadowman logo and JBoss are registered trademarks of Red Hat, Inc. in the U.S. and other countries. Linux is a registered trademark of Linus Torvalds.

RED HAT, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (In thousands - except per share amounts)

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2009	2008	2009	2008
Revenue:

Subscriptions	$156,273	$135,709	$305,063	$266,403
Training and services	27,360	28,674	52,958	54,615

Total subscription, training and services revenue	183,633	164,383	358,021	321,018

Cost of revenue:

Subscriptions	10,972	9,720	21,023	18,677
Training and services	17,468	17,788	33,886	35,260

Total cost of subscription, training and services revenue	28,440	27,508	54,909	53,937

Total gross profit	155,193	136,875	303,112	267,081

Operating expense:
Sales and marketing	66,768	59,566	130,745	118,837
Research and development	36,360	31,728	71,462	60,639
General and administrative	24,523	24,177	48,308	46,291

Total operating expense	127,651	115,471	250,515	225,767

Income from operations	27,542	21,404	52,597	41,314
Other income, net	5,759	14,778	9,240	24,798
Interest expense	(43)	(1,530)	(96)	(3,116)

Income before provision for income taxes	33,258	34,652	61,741	62,996
Provision for income taxes	4,321	13,514	14,290	24,568

Net income	$28,937	$21,138	$47,451	$38,428

Net income-diluted	$28,937	$22,032	$47,451	$40,215

Net income per share:
Basic	$0.15	$0.11	$0.25	$0.20
Diluted	$0.15	$0.10	$0.25	$0.18

Weighted average shares outstanding:
Basic	187,099	191,485	188,007	191,132
Diluted	192,659	220,039	193,060	219,472

Diluted net income per share computation:
Net income, basic	$28,937	$21,138	$47,451	$38,428
Interest expense on convertible debentures, net of related GAAP tax effects	0	435	0	869
Amortization of debt issuance costs, net of related GAAP tax effects	0	459	0	918

Net income, diluted	$28,937	$22,032	$47,451	$40,215

RED HAT, INC. CONSOLIDATED BALANCE SHEETS (In thousands)

ASSETS
	August 31	February 28,
	2009	2009
	(Unaudited)
Current assets:
Cash and cash equivalents	$493,052	$515,548
Investments in debt and equity securities	228,384	147,178
Accounts receivable, net	112,837	128,669
Prepaid expenses and other current assets	106,550	99,437

Total current assets	940,823	890,832

Property and equipment, net	70,276	67,913
Goodwill	439,035	438,109
Identifiable intangibles, net	115,611	122,177
Investments in debt securities	190,370	183,363
Other assets, net	36,957	51,242

Total assets	$1,793,072	$1,753,636

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$17,938	$9,576
Accrued expenses	57,033	54,123
Deferred revenue	419,505	382,050
Other current obligations	878	900

Total current liabilities	495,354	446,649

Deferred lease credits	4,191	4,470
Long term deferred revenue	161,430	161,032
Other long term obligations	34,573	35,432
Stockholders' equity:
Common stock	21	21
Additional paid-in capital	1,320,005	1,281,469
Retained earnings	97,970	50,519
Treasury stock, at cost	(330,240)	(236,283)
Accumulated other comprehensive income	9,768	10,327

Total stockholders' equity	1,097,524	1,106,053

Total liabilities and stockholders' equity	$1,793,072	$1,753,636

RED HAT, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (In thousands)

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2009	2008	2009	2008

Cash flows from operating activities:
Net income	$28,937	$21,138	$47,451	$38,428
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	11,442	9,828	22,252	18,925
Share-based compensation expense	11,013	10,870	21,689	21,431
Deferred income taxes	(940)	11,462	5,489	20,229
Excess tax benefits from share-based payment arrangements	(3,556)	(15,489)	(17,756)	(24,456)
Gain on sale of available-for-sale equity securities	(3,465)	(4,996)	(3,663)	(4,996)
Other	(80)	807	(6)	1,367
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(5,666)	2,018	20,612	21,338
Prepaid expenses and other current assets	4,288	(1,908)	4,932	(6,910)
Accounts payable	4,790	(2,404)	7,788	(7,974)
Accrued expenses	5,214	7,816	2,185	9,802
Deferred revenue	10,155	15,261	12,516	30,714
Other assets, net	(127)	(137)	(281)	(270)

Net cash provided by operating activities	62,005	54,266	123,208	117,628

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(131,437)	(26,059)	(288,472)	(331,705)
Proceeds from sales and maturities of available-for-sale debt securities	83,655	133,282	206,104	349,816
Proceeds from sales of available-for-sale equity securities	3,838	5,568	4,059	5,568
Acquisitions of businesses, net of cash acquired	-	(3,052)	-	(46,802)
Purchase of developed technologies and other intangible assets	(1,081)	(727)	(2,070)	(2,342)
Purchase of property and equipment	(6,635)	(4,430)	(12,662)	(13,952)

Net cash provided by (used in) investing activities	(51,660)	104,582	(93,041)	(39,417)

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	3,556	15,489	17,756	24,456
Proceeds from exercise of common stock options	14,189	5,342	18,589	16,789
Purchase of treasury stock	(47,186)	-	(93,957)	(8,347)
Payments related to net settlement of employee share-based compensation awards	(502)	(219)	(2,300)	(1,019)
Structured stock repurchase	-	-	-	1,989
Proceeds from other borrowings	-	-	-	-
Payments on other borrowings	-	(66)	(900)	(23)

Net cash provided by (used in) financing activities	(29,943)	20,546	(60,812)	33,845

Effect of foreign currency exchange rates on cash and cash equivalents	2,034	(2,477)	8,149	(2,319)
Net increase (decrease) in cash and cash equivalents	(17,564)	176,917	(22,496)	109,737
Cash and cash equivalents at beginning of the period	510,616	610,540	515,548	677,720

Cash and cash equivalents at end of period	$493,052	$787,457	$493,052	$787,457

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2009	2008	2009	2008

Cost of revenue	$759	$643	$1,560	$1,324
Sales and marketing	3,138	2,205	6,248	6,202
Research and development	3,075	3,547	6,348	6,054
General and administration	4,041	4,475	7,533	7,851
Total share-based compensation expense	$11,013	$10,870	$21,689	$21,431

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2009	2008	2009	2008

Cost of revenue	$989	$810	$1,949	$1,545
Sales and marketing	2,293	2,305	4,615	4,560
Research and development	925	0	1,851	0
General and administration	804	754	1,601	1,457
Total amortization of intangible assets expense	$5,011	$3,869	$10,016	$7,562

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2009	2008	2009	2008

GAAP net income	$28,937	$21,138	$47,451	$38,428

Provision for income taxes	4,321	13,514	14,290	24,568

GAAP income before provision for income taxes	$33,258	$34,652	$61,741	$62,996

Add: Non-cash share-based compensation expense per FAS 123R	11,013	10,870	21,689	21,431
Add: Amortization of intangible assets	5,011	3,869	10,016	7,562

Non-GAAP adjusted income before provision for income taxes	$49,282	$49,391	$93,446	$91,989

Provision for income taxes (1)	$9,930	$19,263	$25,387	$35,876

Non-GAAP adjusted net income	$39,352	$30,128	$68,059	$56,113

Non-GAAP adjusted net income-diluted	$39,352	$31,022	$68,059	$57,900

Non-GAAP adjusted net income per share:
Basic	$0.21	$0.16	$0.36	$0.29
Diluted	$0.20	$0.14	$0.35	$0.26

Non-GAAP diluted net income per share computation:
Non-GAAP adjusted net income	$39,352	$30,128	$68,059	$56,113
Interest expense on convertible debentures, net of related GAAP tax effects	0	435	0	869
Amortization of debt issuance costs, net of related GAAP tax effects	0	459	0	918

Non-GAAP adjusted net income-diluted	$39,352	$31,022	$68,059	$57,900

(1) Provision for income taxes:
Non-GAAP adjusted net income before income tax provision	$49,282	$49,391	$93,446	$91,989
Estimated annual effective tax rate	35%	39%	35%	39%
Non-GAAP provision for income taxes before discrete tax benefit	$17,249	$19,263	$32,706	$35,876
Discrete tax benefit	7,319	0	7,319	0
Provision for income taxes on Non-GAAP adjusted net income	$9,930	$19,263	$25,387	$35,876

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2009	2008	2009	2008

GAAP gross profit	$155,193	$136,875	$303,112	$267,081

Add: Non-cash share-based compensation expense per FAS 123R	759	643	1,560	1,324
Add: Amortization of intangible assets	989	810	1,949	1,545

Non-GAAP gross profit	$156,941	$138,328	$306,621	$269,950

Non-GAAP gross margin	85%	84%	86%	84%

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2009	2008	2009	2008

GAAP operating expenses	$127,651	$115,471	$250,515	$225,767

Deduct: Non-cash share-based compensation expense per FAS 123R	(10,254)	(10,227)	(20,129)	(20,107)
Deduct: Amortization of intangible assets	(4,022)	(3,059)	(8,067)	(6,017)

Non-GAAP adjusted operating expenses	$113,375	$102,185	$222,319	$199,643

	Three Months Ended		Six Months Ended
	August 31,	August 31,	August 31,	August 31,
	2009	2008	2009	2008

GAAP operating income	$27,542	$21,404	$52,597	$41,314

Add: Non-cash share-based compensation expense per FAS 123R	11,013	10,870	21,689	21,431
Add: Amortization of intangible assets	5,011	3,869	10,016	7,562

Non-GAAP adjusted operating income	$43,566	$36,143	$84,302	$70,307

Non-GAAP adjusted operating margin	23.7%	22.0%	23.5%	21.9%

CONTACT:
Red Hat Inc.
Media Contact:
Kara Schiltz, 919-301-3002; kschiltz@redhat.com or
Investor Relations:
Tom McCallum, 919-754-4630; tmccallum@redhat.com